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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   Form 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 13, 2001



Commission     Registrant; State of Incorporation;       IRS Employer
File Number       Address; and Telephone Number       Identification No.


1-16169             EXELON CORPORATION                    23-2990190
                  (a Pennsylvania corporation)
                  37th Floor, 10 South Dearborn Street
                  Post Office Box A-3005
                  Chicago, Illinois 60690-3005
                  312/394-4321
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Item 9. Regulation FD Disclosure.

On June 13, 2001, Exelon's co-CEO and President, John W. Rowe, made a presentation at the Deutsche Bank Alex Brown Electric Power Conference in New York. Attached as exhibits to this Current Report on Form 8-K are the press release issued by Exelon in connection with Mr. Rowe's remarks and the text of the slides used in Mr. Rowe's presentation.


Except for historical information, matters discussed in the attached press release and presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. Actual results may vary materially from the expectations contained therein. The forward-looking statements include statements about future financial and operating results of Exelon Corporation. The following factors, among others, could cause actual results to differ materially, and include future events affecting the demand for, and the supply of, energy, including weather and economic conditions and the availability of generating units, and economic, business, competitive and regulatory and other factors discussed in Exelon's other filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release and presentation. Exelon Corporation undertakes no obligation to publicly release any revision to these forward-looking statements to reflect events or circumstances after the date of this press release and presentation.
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EXHIBIT INDEX

Exhibit
Number                  Description of Exhibits


1.      None

2.      None

4.      None

16.     None

17.     None

20.     None

23.     None

24.     None

27.     None

99.1 Press release issued June 13, 2001 regarding John W. Rowe's remarks at the Deutsche Bank Alex Brown Electric Power Conference.

99.2 Exelon slide presentation at the Deutsche Bank Alex Brown Electric Conference, June 13, 2001.

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                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      Exelon Corporation
                                         (Registrant)


Date: June 13, 2001                   By:     /s/ Ruth Ann M. Gillis
                                              ------------------------
                                      Ruth Ann M. Gillis
                                      Senior VP & CFO